Exhibit 99.1

Independent Accountants’ Agreed Upon Procedures Report

Retail Capital LLC d/b/a Credibly (the "Company")

Truist Securities, Inc.

(together, the "Specified Parties")

Re: Credibly Asset Securitization II LLC, Series 2024-1 — Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled "240122_Statistical Eligble_Pool_As_of 31stDec - V4.xlsx," provided by the Company on January 22, 2024, containing information on 1,696 receivables secured by small business loans and merchant cash advances (the "Receivables") as of December 31, 2023 (the "Data File"), which we were informed are intended to be included as collateral in the offering by Credibly Asset Securitization II LLC, Series 2024-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term "compared" means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term "recomputed" means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term "reporting threshold" means that dollar amounts were within $1.00 and Business Age was within one (1) month.

•	The term "Recap System" means the Company's origination and servicing system.

•	The term "Receivable File" means the following information sources provided by the Company for each of the Selected Receivables (defined below):

-	Electronic records on the following screens in the Recap System: Amortization Schedule screen, Business Info screen, Client Info screen, Deal Info screen, Funding Credit Pull screen, Transaction History screen, and UW Summary screen.

-	Receivable Purchase Agreement (including any Weekly Remittance Addendum thereto), Business Loan and Security Agreement (including any Weekly Repayment Addendum thereto), all of which we accessed through the Recap System.

•	The term "Additional Documents" means:

-	Electronic email correspondence from the Company on January 23, 2024, listing product names in the Recap System corresponding to each Product Type appearing in the Data File (the "Product Listings") and range of risk score corresponding to each Risk Score Band appearing in the Data File (the "Risk Score Ranges")

-	Electronic data file entitled "Credibly 2024 LFR Selected Samples (1.22 Tape)_YieldCalc.xlsx" provided by the Company on January 23, 2024, containing yield calculation methodology for the Receivables (the "Yield Calculation Methodology").

•	The term "Instructions" means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.

•	The term "Provided Information" means the Receivable File, Additional Documents, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 200 Receivables from the Data File (the "Selected Receivables"). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File or Additional Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or Additional Documents or the inability to agree the indicated information from the Data File to the Receivable File or Additional Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attributes	Provided Information

Merchant Name	"ID" field on Business Info screen

State	"State Incorporated" field or "Billing State" field on Business Info screen or "State" field on Client Info screen.

FICO	"FICO" field on UW Summary screen, "Credit Score" field on the Funding Credit Pull screen, "FICO" field on Client Info screen, and Instructions

Payment/Remittance Frequency	"Current Frequency" field on Deal Info screen, Repayment Plan stated in Receivable Purchase Agreement, Weekly Remittance Addendum to Receivable Purchase Agreement, Business Loan and Security Agreement, or Weekly Repayment Addendum to Business Loan and Security Agreement

Attributes	Provided Information

Remaining Funding Amount	"Remaining Principal" field on Amortization Schedule screen; "Actual Unremitted Contract Amount" field, "Advance Remaining" field, and "Principal Balance" field on Transaction History screen, "Factor" field and "Syndication Percentage" field on Deal Info screen, and Instructions

Rate/Factor	"Factor" field on Deal Info screen

Product Type	"Deal Type" field on Deal Info screen and the Product Listings

SIC Code	"SIC" field on Business Info screen

Risk Score Band	Risk Score stated in the Data File and the Risk Score Ranges

Business Funded Date	"Funded Date" field on Deal Info screen

Business Age	Instructions

Yield	Instructions

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations ("NRSROs").

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
February 20, 2024

Exhibit A - The Selected Receivables

Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]
1	20241001	51	20241051	101	20241101	151	20241151
2	20241002	52	20241052	102	20241102	152	20241152
3	20241003	53	20241053	103	20241103	153	20241153
4	20241004	54	20241054	104	20241104	154	20241154
5	20241005	55	20241055	105	20241105	155	20241155
6	20241006	56	20241056	106	20241106	156	20241156
7	20241007	57	20241057	107	20241107	157	20241157
8	20241008	58	20241058	108	20241108	158	20241158
9	20241009	59	20241059	109	20241109	159	20241159
10	20241010	60	20241060	110	20241110	160	20241160
11	20241011	61	20241061	111	20241111	161	20241161
12	20241012	62	20241062	112	20241112	162	20241162
13	20241013	63	20241063	113	20241113	163	20241163
14	20241014	64	20241064	114	20241114	164	20241164
15	20241015	65	20241065	115	20241115	165	20241165
16	20241016	66	20241066	116	20241116	166	20241166
17	20241017	67	20241067	117	20241117	167	20241167
18	20241018	68	20241068	118	20241118	168	20241168
19	20241019	69	20241069	119	20241119	169	20241169
20	20241020	70	20241070	120	20241120	170	20241170
21	20241021	71	20241071	121	20241121	171	20241171
22	20241022	72	20241072	122	20241122	172	20241172
23	20241023	73	20241073	123	20241123	173	20241173
24	20241024	74	20241074	124	20241124	174	20241174
25	20241025	75	20241075	125	20241125	175	20241175
26	20241026	76	20241076	126	20241126	176	20241176
27	20241027	77	20241077	127	20241127	177	20241177
28	20241028	78	20241078	128	20241128	178	20241178
29	20241029	79	20241079	129	20241129	179	20241179
30	20241030	80	20241080	130	20241130	180	20241180
31	20241031	81	20241081	131	20241131	181	20241181
32	20241032	82	20241082	132	20241132	182	20241182
33	20241033	83	20241083	133	20241133	183	20241183
34	20241034	84	20241084	134	20241134	184	20241184
35	20241035	85	20241085	135	20241135	185	20241185
36	20241036	86	20241086	136	20241136	186	20241186
37	20241037	87	20241087	137	20241137	187	20241187
38	20241038	88	20241088	138	20241138	188	20241188
39	20241039	89	20241089	139	20241139	189	20241189
40	20241040	90	20241090	140	20241140	190	20241190
41	20241041	91	20241091	141	20241141	191	20241191
42	20241042	92	20241092	142	20241142	192	20241192
43	20241043	93	20241093	143	20241143	193	20241193
44	20241044	94	20241094	144	20241144	194	20241194
45	20241045	95	20241095	145	20241145	195	20241195
46	20241046	96	20241096	146	20241146	196	20241196
47	20241047	97	20241097	147	20241147	197	20241197
48	20241048	98	20241098	148	20241148	198	20241198
49	20241049	99	20241099	149	20241149	199	20241199
50	20241050	100	20241100	150	20241150	200	20241200

1 The Company has assigned a unique six-digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the actual Receivable Numbers.

A-1

Exhibit B - Instructions

Attribute	Instructions
FICO

In the event there were multiple FICO scores or credit scores within the same UW Summary screen, Funding Credit Pull screen, or Client Info screen, recompute the average score from:

•       "FICO" field on the UW Summary screen

•       "Credit Score" field on the Funding Credit Pull screen

•      "FICO" field on the Client Info screen

•      the latest score under the "FICO" field on the UW Summary screen

•      the latest score under the "Credit Score" field on the Funding Credit Pull screen

Remaining Funding Amount

Applicable only to Selected Receivables with deal type "ACH," "Split," and "Daily Remit Loan" as shown on Deal Info screen. Compare or recompute as follows:

•      For "ACH" and "Split" deal types:

o    compare to the "Advance Remaining" amount on Transaction History screen, or

o    recompute by dividing the Actual Unremitted Contract Amount on Transaction History screen by the Factor on Deal Info screen, and multiplying with the Syndication Percentage on Deal Info screen.

•      For "Daily Remit Loan" deal type:

o    compare to the Remaining Principal on Amortization Schedule screen or Principal Balance on Transaction History screen, or

o    recompute by multiplying the Principal Balance on Amortization Schedule screen by the Syndication Percentage on Deal Info screen.

Business Age	Recompute as the number of months between the Funded Date on Deal Info screen and Business Start Date on Business Info screen.
Yield	Recompute using the information stated in the Data File in columns "Turn," "RTR Amount," "Advance Amount," and "Origination Fee 2" related to the Selected Receivable and the Yield Calculation Methodology.

B-1